THE MAINSTAY FUNDS
MainStay MacKay International Equity Fund
(the “Fund”)
Supplement dated May 9, 2023 (“Supplement”)
to the Fund’s Summary Prospectus, Prospectus, and
Statement of Additional Information as amended (“SAI”),
each dated February 28, 2023
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.
At a meeting held on May 2, 2023, the Board of Trustees of The MainStay Funds (“Trust”) approved an Agreement and Plan of Reorganization (“Plan of Reorganization”), which provides for the reorganization (the “Reorganization”) of the Fund with and into a newly organized series of MainStay Funds Trust, MainStay PineStone International Equity Fund (the “Acquiring Fund”). The Plan of Reorganization is subject to approval by the Fund’s shareholders at a special meeting of shareholders expected to be held on or about August 4, 2023.
The Reorganization and Shareholder Proxy
A notice of special meeting of shareholders and proxy statement/prospectus seeking shareholder approval for the Plan of Reorganization is expected to be mailed on or about June 26, 2023 to the shareholders of record of the Fund on May 15, 2023. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about September 8, 2023 (“Closing Date”). The Reorganization is also contingent upon the closing of the reorganization of Fiera Capital International Equity Fund (the “Fiera Fund”), a series of Fiera Capital Series Trust, with and into MainStay PineStone International Equity Fund (the “International Equity Reorganization”).
If shareholders of the Fiera Fund approve the International Equity Reorganization and shareholders of the Fund approve the Reorganization, the Fund will be in a “transition period” beginning on or about August 5, 2023. At that time, New York Life Investment Management LLC (“New York Life Investments”) will begin repositioning the Fund’s assets to align with the investment strategies of the Acquiring Fund. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. The Fund will bear the costs related to the preparation, distribution and tabulation of the proxy, as well as the direct costs of repositioning the Fund in connection with the Reorganization. New York Life Investments would take steps to minimize the direct and indirect expenses of the Reorganization that would be incurred by the Fund. From the date the transition is completed through the Closing Date, New York Life Investments will be managing the Fund’s portfolio.
If shareholders of the Fiera Fund approve the International Equity Reorganization and shareholders of the Fund approve the Reorganization, shareholders of the Fund will receive shares of the same share class of the Fund having the same aggregate net asset value as the shares of the Fund they hold on the Closing Date (with the exception of Class B shareholders of the Fund, as described below). Class B shareholders of the Fund will receive Class A shares of the Acquiring Fund if they hold at least $15,000 of Class B shares of the Fund on the Closing Date; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the Acquiring Fund. The Reorganization will not affect the value of your account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal tax purposes.

Fund shareholders may purchase and redeem shares of the Fund in the ordinary course until the last business day before the closing of the Reorganization. Purchase and redemption requests received after that time should be directed to the MainStay PineStone International Equity Fund in accordance with its Prospectus.
This supplement is not a solicitation of any proxy.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE